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         FIRST AMENDMENT, dated as of February 25, 2000 (this "First
Amendment"), to the CREDIT AGREEMENT, dated as of August 5, 1998 (the "Credit Agreement"), among RENT-A-CENTER, INC. (formerly known as Renters Choice, Inc.) (the "Borrower"), the Lenders parties to the Credit Agreement, the Documentation Agent and Syndication Agent named therein and THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement shall be used in this First Amendment with their defined meanings unless otherwise defined herein.

                             W I T N E S S E T H :

         WHEREAS, the Borrower wishes to amend the Credit Agreement in the manner set forth herein; and

         WHEREAS, each of the parties hereto is willing to enter into this First Amendment on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION I. AMENDMENTS TO CREDIT AGREEMENT.

         1. Section 2.17(b). Section 2.17(b) of the Credit Agreement is hereby amended by adding the following sentences to the end thereof:

     "Notwithstanding the foregoing, the Borrower may designate a $14,000,000 prepayment of the Term Loans to be applied to prepay in their entirety the Term Loan installments due on September 30, 2000. Any such prepayment shall not be subject to the procedures described in Section 2.17(c) and, accordingly, the full amount of the installments of the Tranche B Term Loans and the Tranche C Term Loans due on September 30, 2000 shall be prepaid in connection therewith."

         2. Section 7.6. Section 7.6 of the Credit Agreement is hereby amended by adding the following new paragraph (c) to the end thereof:

         "(c) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may expend up to $25,000,000 to repurchase its common stock."

     SECTION II. MISCELLANEOUS.

         1. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

         2. Effectiveness. This First Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of (a) counterparts hereof duly executed by the Borrower and (b) consent letters authorizing the Administrative Agent to enter into this First Amendment from the Required Lenders.
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                  3. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  4. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

                                             RENT-A-CENTER, INC.

                                             By:
                                                ------------------------------
                                                Name:
                                                Title:


                                             THE CHASE MANHATTAN BANK,
                                              as Administrative Agent

                                             By:
                                                ------------------------------
                                                Name:
                                                Title: